EXHIBIT 2.2



                               FIRST AMENDMENT TO
                            STOCK PURCHASE AGREEMENT


         This FIRST AMENDMENT TO STOCK PURCHASE AGREEMENT (this
"Amendment") is dated as of June 18, 1998 and entered into by and among American Allsafe Company, a Delaware corporation (the "Buyer"), the selling stockholders party hereto (the "Seller") and Kedman Company, Inc., a Utah corporation ("Kedman"). This Amendment amends that certain Stock Purchase Agreement (the "Stock Purchase Agreement") dated as of June 5, 1998 by and among the Buyer, the Seller and Kedman.


                                   WITNESSETH:


         WHEREAS, the parties hereto desire to amend the Stock Purchase Agreement as set forth herein;

         NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:


                                    AGREEMENT


         SECTION 1. Section 4.8(r) of the Stock Purchase Agreement is hereby amended by deleting it in its entirety and substituting the following therefor:

                  (r) except as disclosed in Schedule 4.8(r), none of the Companies has adopted, amended, modified, or terminated any bonus, profit-sharing, incentive, severance, or other plan, Contract, or commitment for the benefit of any of its directors, officers, and employees (or taken any such action with respect to any other Employee Benefit Plan other than in the Ordinary Course of Business);

         SECTION 2. Section 4.8(s) of the Stock Purchase Agreement is hereby amended by deleting it in its entirety and substituting the following therefor:

                  (s) except as disclosed in Schedule 4.8(s), none of the Companies has made or pledged to make any charitable or other capital contribution outside the Ordinary Course of Business;

         SECTION 3. The Schedules attached hereto shall replace any prior Schedules to the Stock Purchase Agreement delivered prior to the date hereof and shall become the most recent Schedules to the Stock Purchase Agreement as of the date hereof.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

                                            AMERICAN ALLSAFE COMPANY


                                            By:_______________________
                                               Name:  Robert H. Elkin
                                               Title: Chairman


                                            KEDMAN COMPANY, INC.


                                            By:_______________________
                                               Name:  G.E. Edwards
                                               Title: President


                                            SELLERS


                                            _______________________
                                            G. Michael Edwards


                                            _______________________
                                            Robert F. Edwards


                                            _______________________
                                            David B. Edwards


                                            G.M.E. ASSOCIATES, LTD.


                                            ___________________________
                                            By:      G. Michael Edwards
                                            Its:     General Partner

                                            JACKSON PRODUCTS, INC.
                                            Solely for purposes of Section 12.15
                                            of the Stock Purchase Agreement.

                                            By:_______________________
                                               Name:  Robert H. Elkinme:
                                               Title: Chairman

                      SCHEDULES TO STOCK PURCHASE AGREEMENT

                                  SCHEDULE 2.1

                  DESCRIPTION OF REAL PROPERTY SOLD PURSUANT TO
                        REAL PROPERTY PURCHASE AGREEMENT



Beginning 924 feet South and 223.3 feet West from the Northeast corner of the Northwest 1/4 Section 10, Township 1 South, Range 1 West, Salt Lake Base and Meridian; West 436.7 feet; North 198 feet; East 436.7 feet; South 198 feet to beginning.






                                                                    Schedule 2.1

                                  SCHEDULE 3.1

                    GOVERNMENTAL FILINGS/CONSENTS OF SELLERS


                                      None






                                                                    Schedule 3.1

                                  SCHEDULE 3.4

                       RESTRICTIONS ON TRANSFER OF SHARES


The Stock Redemption Agreement described on Schedule 4.2 contains certain restrictions on the transfer of shares by the Sellers.








                                                                    Schedule 3.4

                                  SCHEDULE 4.2

                        OWNERSHIP OF KEDMAN COMMON STOCK




                                                        Percent of All Shares of
                           Number of Shares of Kedman      Kedman Common Stock
Name/Address                   Common Stock Owned             Outstanding
------------                   ------------------             -----------

George M. Edwards                   * 12,933                     24.04%
P.O. Box 1328
Mesquite, Nevada  89024

GME Associates, Ltd.                * 5,000                      9.29%
(George M. Edwards,
general partner)
P.O. Box 1328
Mesquite, Nevada  89024

David B. Edwards                    * 17,933                     33.33%
1823 East Meadow Drive
Salt Lake City, Utah  84121

Robert F. Edwards                   * 17,933                     33.33%
1550 East Ridgemark Drive
Sandy, Utah  84092


*Note: All of the Shares are subject to the terms and provisions of a Second Amended Stock Redemption Agreement dated October 15, 1990, as amended by the First Amendment to Second Amended Stock Redemption Agreement dated April 1, 1994 (as amended, the "Stock Redemption Agreement"), which Stock Redemption Agreement shall be terminated by the Sellers concurrently with the Closing.



                                                                    Schedule 4.2

                                  SCHEDULE 4.3

                   GOVERNMENTAL FILINGS/CONSENTS OF COMPANIES


         None








                                                                    Schedule 4.3

                                  SCHEDULE 4.5

                           TITLE DEFECTS OR EXCEPTIONS

Real properties are subject to easements, covenants, restrictions or other matters affecting title that do not interfere with Kedman's occupancy or current use of such real property. A portion of the real property of Kedman which is presently used by Kedman as a driveway may be subject to an easement, either prescriptive or by reason of the vacation of a public roadway in favor of
----------.







                                                                    Schedule 4.5

                                  SCHEDULE 4.7

                              FINANCIAL STATEMENTS








                                                                    Schedule 4.7